Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sensata Technologies Holding N.V. (the “Company”) for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer, chief financial officer and chief accounting officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ THOMAS WROE
Thomas Wroe Chief Executive Officer

Date: July 26, 2010

/S/ JEFFREY COTE
Jeffrey Cote Chief Financial Officer

Date: July 26, 2010

/S/ ROBERT HUREAU
Robert Hureau Chief Accounting Officer

Date: July 26, 2010